UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2007 (August 10, 2007)

Power 3 Medical Products, Inc. (Exact name of registrant as specified in its charter)

Texas	333-87696	76-0636625
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3400 Research Forest Drive, Suite B2-3 The Woodlands, TX 77381 (Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 466-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

A)  On August 10, 2007, Malone & Bailey, P.C. was dismissed as the independent auditor for Power 3 Medical Products, Inc. (the "Registrant").

Malone & Bailey, P.C. has served as the independent auditor of the Registrant's annual financial statements since the audit of the calendar year ended December 31, 2005 for the Registrant’s financial statements. From the date on which Malone & Bailey, P.C. was engaged until the date they were dismissed, there were no disagreements with Malone & Bailey, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, P.C., would have caused Malone & Bailey, P.C. to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a) (1) (iv) of Regulation S-B.

The decision to dismiss Malone & Bailey, P.C. resulted primarily from the addition of our new Chief Accounting Officer who was a member of the engagement team of our most recent annual audit. Her employment could have been deemed to affect the independence of Malone & Bailey, P.C.

The Registrant has provided Malone & Bailey, P.C. with a copy of the foregoing disclosure, and has requested that Malone & Bailey, P.C. furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Registrant has filed as an Exhibit to this Form 8-K a copy of the letter from Malone & Bailey, P.C. as required by Item 304 of Regulation S-B.

B)  On August 10, 2007, the Registrant executed an engagement letter with McElravy, Kinchen & Associates, P.C. ("MKA") to assume the role of its new certifying accountant. MKA has been asked to perform the quarterly review of Registrant for the quarter ended June 30, 2007.

During the periods ended December 31, 2005 through 2006 and the subsequent interim period ended March 31, 2007, and through the date of the firm's engagement the Registrant did not consult with MKA with regard to:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements; or

(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

The engagement of the new principal auditor was recommended and approved by the Board of Directors of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power 3 Medical Products, Inc.

By: /s/ Steve Rash
President

Date: August 13, 2007